SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 12, 2003


                              BMW FS SECURITIES LLC
                         BMW VEHICLE OWNER TRUST 2003-A
--------------------------------------------------------------------------------
                           (EXACT NAME OF REGISTRANT)


         DELAWARE                 333-103795                   22-3784653
         DELAWARE                    N/A
  ----------------------    ----------------------     -------------------------
 (STATE OF INCORPORATION)   (COMMISSION FILE NO.)             (IRS EMPLOYER
                                                              IDENTIFICATION
                                                                NUMBER)


                             300 CHESTNUT RIDGE ROAD
                            WOODCLIFF LAKE, NJ 07677
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (201) 307-4000
                    ----------------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)

ITEM 5. OTHER EVENTS
        ------------

On April 29, 2003, BMW Vehicle Owner Trust 2003-A (the "Issuer") publicly issued U.S. $380,000,000 of Class A-1 1.27% Asset Backed Notes due April 2004, U.S. $455,000,000 of Class A-2 1.45% Asset Backed Notes due November 2005, U.S. $470,000,000 of Class A-3 1.94% Asset Backed Notes, due February 2007, U.S. $296,913,000 of Class A-4 2.53% Asset Backed Notes due February 2008 and U.S. $32,692,000 Class B 2.93% Asset Backed Notes due March 2009 (the "Notes") pursuant to an Indenture dated April 1, 2003 between the Issuer and Citibank, N.A., as indenture trustee (the "Indenture Trustee"). The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (No. 333-103795) which was declared effective on April 17, 2003. The Notes were sold to Citigroup Global Markets Inc., Banc One Capital Markets, Inc., ABN AMRO Incorporated, Banc of America Securities LLC and J.P. Morgan Securities Inc. (the "Underwriters") pursuant to an Underwriting Agreement dated April 22, 2003 among BMW Financial Services NA, LLC ("BMW FS"), BMW FS Securities LLC ("BMW Securities") and Citigroup Global Markets Inc., as representative of the several Underwriters. The net proceeds from the sale of the Notes were used by the Issuer to purchase a pool of motor vehicle retail installment sales contracts and promissory notes secured by new and used automobiles, sport utility vehicles and motorcycles (the "Receivables") from BMW Securities pursuant to the Sale and Servicing Agreement dated as of April 1, 2003 among BMW FS, BMW Securities, the Issuer and the Indenture Trustee. BMW Securities acquired the Receivables from BMW FS pursuant to the Receivables Purchase Agreement dated as of April 1, 2003 between BMW FS and BMW Securities.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ----------------------------------


(c) Exhibit.

   Exhibit 1.1 Underwriting Agreement dated April 22, 2003 among BMW Financial Services NA, LLC, BMW FS Securities LLC and Citigroup Global Markets Inc.

   Exhibit 4.1 Indenture dated as of April 1, 2003 between BMW Vehicle Owner Trust 2003-A and Citibank, N.A., as indenture trustee.

   Exhibit 10.1 Amended and Restated Trust Agreement dated as of April 1, 2003 between BMW FS Securities LLC and Wilmington Trust Company, as owner trustee.

   Exhibit 10.2 Sale and Servicing Agreement dated as of April 1, 2003 among BMW Financial Services NA, LLC, BMW Vehicle Owner Trust 2003-A, BMW FS Securities LLC and Citibank, N.A.

   Exhibit 10.3 Owner Trust Administration Agreement dated as of April 1, 2003 among BMW Vehicle Owner Trust 2003-A, BMW Financial Services NA, LLC and Citibank, N.A.

   Exhibit 10.4 Receivables Purchase Agreement dated as of April 1, 2003 between BMW FS Securities LLC and BMW Financial Services NA, LLC.

                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                                  BMW FS Securities LLC
                                                  BMW Vehicle Owner Trust 2003-A


Date: May 12, 2003                                By: /s/ Norbert Mayer
                                                      --------------------------
                                                      Norbert Mayer
                                                      Authorized Signatory

EXHIBIT INDEX


   Exhibit 1.1 Underwriting Agreement dated April 22, 2003 among BMW Financial Services NA, LLC, BMW FS Securities LLC and Citigroup Global Markets Inc.

   Exhibit 4.1 Indenture dated as of April 1, 2003 between BMW Vehicle Owner Trust 2003-A and Citibank, N.A., as indenture trustee.

   Exhibit 10.1 Amended and Restated Trust Agreement dated as of April 1, 2003 between BMW FS Securities LLC and Wilmington Trust Company, as owner trustee.

   Exhibit 10.2 Sale and Servicing Agreement dated as of April 1, 2003 among BMW Financial Services NA, LLC, BMW Vehicle Owner Trust 2003-A, BMW FS Securities LLC and Citibank, N.A.

   Exhibit 10.3 Owner Trust Administration Agreement dated as of April 1, 2003 among BMW Vehicle Owner Trust 2003-A, BMW Financial Services NA, LLC and Citibank, N.A.

   Exhibit 10.4 Receivables Purchase Agreement dated as of April 1, 2003 between BMW FS Securities LLC and BMW Financial Services NA, LLC.